Exhibit F

CALL OPTION AND SUBORDINATION AGREEMENT

THIS CALL OPTION AND SUBORDINATION AGREEMENT (this "Agreement"), dated as of July 14, 2003, is made among LifePoint, Inc., a Delaware corporation (the "Company"), the purchasers of shares of Series D Convertible Preferred Stock (as defined below) named on the signature pages hereto (each a "Purchaser" and, collectively, the "Purchasers"), and General Conference Corporation of Seventh-Day Adventists, a District of Columbia corporation ("GCC") and Jonathan Pallin, an individual ("Mr. Pallin") (Mr. Pallin and GCC are each a "Lender" and, collectively, the "Lenders").

A. Pursuant to a Convertible Loan and Security Agreement dated as of November 12, 2002, as amended, between GCC and the Company (the "Convertible Loan and Security Agreement"), GCC has made certain advances to the Company in the aggregate principal sum of $2,500,000.

B. Pursuant to a Note and Warrant Purchase Agreement dated as of February 19, 2003, as amended, between Mr. Pallin and the Company (the "Note and Warrant Purchase Agreement"), Mr. Pallin has made certain advances to the Company in the aggregate principal sum of $1,120,000.

C. Pursuant to a Securities Purchase Agreement dated as of the date hereof (the "Securities Purchase Agreement"), the Purchasers have agreed to purchase on the date hereof shares of the Company's Series D Convertible Preferred Stock ("Series D Convertible Preferred Stock") and warrants to acquire shares of the Company's Common Stock ("Warrants") for an aggregate purchase price of $2,000,000, on the terms, and subject to the conditions, set forth therein.

D. To induce the Purchasers to consummate the transactions contemplated by the Securities Purchase Agreement, the parties desire to enter into this Agreement.

Accordingly, the parties hereby agree as follows:

      Definitions; Interpretation.
        Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

        "Advances" means any and all advances now or hereafter made under the Loan Documents.

        "Assigned Interest" means, with respect to each Lender, all of such Lender's rights (but none of its obligations) under the Loan Documents in respect of a portion of each of its outstanding Advances in an aggregate principal sum equal to the amount set forth opposite such Lender's name on Schedule 1 hereto, including, without limitation, any such rights in and to all Collateral therefor.

        "Business Day" means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are not required or authorized to be closed in the State of Delaware.

        "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Company or any of its subsidiaries in or upon which a Lien now or hereafter exists in favor of any Person securing all or any part of the Obligations.

        "Exchange Rate" means one (1) share of Series D Convertible Preferred Stock for each $1,000 of unpaid principal amount of the Advances (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and other similar changes affecting the capital stock of the Company).

        "Lien" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge or encumbrance, lien, or other type of preferential arrangement.

        "Loan Documents" means the Note and Warrant Purchase Agreement, the Convertible Loan and Security Agreement and all documents, instruments and agreements delivered to the Lenders in connection therewith, each as from time to time amended, supplemented or otherwise modified.

        "Obligations" means the indebtedness, liabilities and other obligations of the Company to the Lenders under or in connection with the Loan Documents, including all unpaid principal of the Advances, all interest accrued thereon and all other amounts payable by the Company to the Lenders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

        "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization or other entity of whatever nature.

        "Redemption Event" means a "Redemption Event" as such term is defined in the Company's Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock.

        "Required Purchasers" means one or more Purchasers holding at least 50% of the then outstanding shares of Series D Convertible Preferred Stock.

        Interpretation. In this Agreement, except to the extent the context otherwise requires: (i) Any reference in this Agreement to an Article, a Section, a Schedule or an Exhibit is a reference to an article hereof, a section hereof, a schedule hereto or an exhibit hereto, respectively, and to a subsection hereof or a clause hereof is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears. (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Article, Section, subsection, paragraph or clause in which the respective word appears. (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined. (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation". (v) The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.
      Representations and Warranties of Lenders.

Each Lender hereby represents and warrants to the Purchasers:

      This Agreement has been duly and validly executed and delivered by such Lender and constitutes the legal, valid and binding obligation of such Lender, enforceable against such Lender in accordance with its terms.
      No approval, order, consent, authorization, certificate, license, permit or validation or, exemption or other action by, or filing, recording or registration with, or notice to, any governmental authority is or will be necessary in connection with the execution and delivery of this Agreement by such Lender or the consummation by such Lender of the transactions herein contemplated, or if any such approval, etc., is required, it has been obtained and is in full force and effect.
      Neither the execution and delivery of this Agreement by such Lender, nor consummation of the transactions herein contemplated by such Lender, nor performance of or compliance with the terms and conditions hereof by such Lender does or will (i) violate or conflict with any law; or (ii) violate, conflict with or result in a breach of any term or condition or, constitute a default under, or result in (or give rise to any right, contingent or otherwise, of any person or entity to cause) any termination, cancellation, prepayment or acceleration of performance of, (A) if applicable, the articles of incorporation or by-laws (or other constituent documents) of such Lender; or (B) any agreement or instrument to which such Lender is a party or by which it or any of its properties may be subject or bound.
      (i) Such Lender is the true legal and beneficial owner of the Assigned Interest to be assigned by such Lender hereunder; (ii) the Assigned Interest to be assigned by such Lender hereunder is free and clear of any Lien or other adverse claim; and (iii) such Lender has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.
      The outstanding principal balance of each Advance made by such Lender is as set forth in the recitals above. No Advance made by such Lender is subject to any pending action or proceeding which may adversely affect the title to or the interest of such Lender in any such Advance.
      Such Lender has in its possession (and such Lender has made available to the Purchasers, through the Company, true and correct copies of) all Loan Documents. Each Loan Document is currently in full force and effect and such Lender has not agreed to any amendment or modification thereof or granted any waiver of performance thereunder to the extent that any such amendment, modification or waiver: (i) reduces the principal amount of or rates of interest on any Advance; (ii) extends the final maturity date of the principal amount of any Advance; or (iii) waives, forgives, defers, extends or postpones payment of any interest on any Advance. Except for the Loan Documents, there is no other agreement, express or implied, between such Lender and the Company or any other Person with respect to any advance made by such Lender to the Company. Notwithstanding the foregoing, the Company and GCC are currently negotiating to defer interest payments due under the Convertible Loan and Security Agreement for the quarter ending June 30, 2003 until the Second Closing (as that term is defined within the Securities Purchase Agreement) at which point such deferred interest, along with all outstanding Advances and interest due under the Convertible Loan and Security Agreement, shall be converted into Units (as that term is defined within the Securities Purchase Agreement).
      To the extent that any Advance made by such Lender is secured by a Lien in any Collateral, such Lien is valid and effective, and such Lender has made or caused to be made, and continued as necessary, all filings required to perfect such Lien and such Collateral is subject to no other Liens securing indebtedness of the Company other than any such Lien in favor of the other Lender.
      With respect to each Advance made by such Lender, such Lender is not aware of any facts which might reasonably cause it to question the legality and enforceability of the applicable Loan Documents.
      Call Option.

      (a) Grant of Call Option. If a Redemption Event shall occur and be continuing, then the Purchasers shall have the right and option (the "Call Option"), subject to the terms and conditions contained herein, to require the Lenders to assign to the Purchasers (on a pro rata basis in accordance with the Purchasers' respective holdings of shares of Series D Convertible Preferred Stock) all or any portion of the Assigned Interests in exchange for the simultaneous assignment by the Purchasers to the Lenders (on a pro rata basis in accordance with the Lenders' respective holdings of the aggregate unpaid principal amounts of the Advances) of shares of Series D Convertible Preferred Stock at the Exchange Rate (the "Assigned Shares").

      (b) Call Option Exercise. To exercise the Call Option, the Required Purchasers shall given written notice to the Lenders during the existence of a Redemption Event, specifying the date (the "Call Option Purchase Date") on which closing of the Call Option is to occur. The Call Option Purchase Date shall be not less than three (3) Business Days after the date of the Lenders' receipt of such notice.

      (c) Prepayments of Advances. Prior to the Call Option Purchase Date, the Company shall not prepay any Advance to any Lender. In the event that any Lender shall receive any prepayment in violation of this Section 3(c), then such prepayment shall be held in trust as property of the Purchasers until the earlier to occur of (i) the Call Option Purchase Date or (ii) termination of this Agreement pursuant to Section 7(t) below. Upon the Call Option Purchase Date, all such prepayments shall be paid over in cash to the Purchasers (on a pro rata basis in accordance with the Purchasers' respective holdings of shares of Series D Convertible Preferred Stock) and the Assigned Interests shall be reduced on a dollar for dollar basis. Upon the termination of this Agreement pursuant to Section 7(t) below, all such prepayments shall be released to the Lenders.

      (d) Closing. On the Call Option Purchase Date:

      (i) each Purchaser shall deliver to each Lender certificates representing the Assigned Shares to be assigned by such Purchaser to such Lender, accompanied by stock powers executed in blank; and

      (ii) each Lender shall deliver to each Purchaser (i) the amount of cash required to be delivered to such Purchaser pursuant to Section 3(c) above, if any, and (ii) an Assignment Agreement, in the form attached hereto as Exhibit A, with respect to the Assigned Interest to be assigned by such Lender to such Purchaser (as such amount may be reduced pursuant to Section 3(c) above), and shall take such other action as the Purchasers shall reasonably request to effect the assignment of the Assigned Interests to the Purchasers.

      (e) Payments.

      (i) From and after the Call Option Purchase Date, the Company shall make all payments in respect of the Assigned Shares (including payments of dividends and other amounts) to the Purchasers for amounts which have accrued to but excluding the Call Option Purchase Date and to the Lenders for amounts which have accrued from and after the Call Option Purchase Date.

      (ii) From and after the Effective Date, the Company shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Lenders for amounts which have accrued to but excluding the Call Option Purchase Date and to the Purchasers for amounts which have accrued from and after the Call Option Purchase Date.

      (f) Company's Consent and Agreement. The Company consents to the terms of this Agreement and agrees not to challenge the rights and obligations of the Purchasers and the Lenders hereunder. In connection therewith, the Company hereby specifically consents to any assignment of the Assigned Interest by the Lenders to the Purchaser upon exercise of the Call Option. The Company will cooperate with the Purchasers and Lenders in effecting any transaction as contemplated by this Agreement.

      Subordination.

      (a) In General. From and after the Call Option Purchase Date and after giving effect to the assignment of the Assigned Interests pursuant to Section 3 above, to the extent and in the manner hereinafter set forth in this Section 4, the Obligations of the Company to the Lenders under the Loan Documents (the "Subordinated Obligations") are hereby expressly made subordinate and subject in right of payment to the prior payment in full of the Assigned Interests (the "Senior Obligations"). The Lenders hereby confirm that, regardless of the relative times of attachment or perfection thereof or the order of filing of financing statements, mortgages or other security documents by the Lenders, or anything in the Loan Documents to the contrary, the Liens granted or to be granted from time to time in the Collateral pursuant to the Loan Documents in favor of the Purchasers shall in all respects be first and senior Liens, superior to any Liens granted or to be granted in the Collateral to the Lenders pursuant to the Loan Documents or otherwise.

      (b) No Payment Prior to Payment of Senior Obligations. Until such time as all Senior Obligations have been indefeasibly paid in full in cash, no payment or distribution of cash or property shall be made by or on behalf of the Company on account of the Subordinated Obligations.

      (c) Payment Over of Proceeds Upon Dissolution, Etc.

      (i) In the event of:

      (A) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company, or to its assets;

      (B) any proceeding for liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

      (C) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company;

      then and in any such event specified in clauses (A), (B) or (C) above (each such event, a "Proceeding"), the holders of Senior Obligations shall be entitled to receive indefeasible payment in full in cash of all amounts due in respect of all Senior Obligations before the holders of the Subordinated Obligations are entitled to receive any payment or distribution of cash or property on account of the Subordinated Obligations, and to that end the holders of Senior Obligations shall be entitled to receive, for application to the payment of the Senior Obligations, any payment or distribution of any kind or character which may be payable or deliverable in respect of the Subordinated Obligations in any such Proceeding, to the extent necessary to pay or provide for the payment of all Senior Obligations in full.

      (ii) In the event that any holder of the Subordinated Obligations shall have received any payment or distribution of assets of the Company of any kind or character in violation of this Section 4, then and in such event such payment or distribution shall be paid over or delivered forthwith to holders of the Senior Obligations, or to the extent required by applicable law, to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent, representative or other person making payment or distribution of assets of the Company, for application to the payment of all Senior Obligations remaining unpaid, to the extent necessary to pay or provide for the payment of all Senior Obligations in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Obligations.

      (d) No Remedies Prior to Payment of Senior Obligations. In addition to the limitations set forth in Section 5 below, without the prior written consent of the Required Purchasers, until such time as all Senior Obligations have been indefeasibly paid in full in cash, no holder of Subordinated Obligations shall take any of the following actions (collectively, the "Enforcement Actions"): (i) accelerate or otherwise make due and payable prior to the original stated maturity thereof any Obligations or bring suit or institute any other actions or proceedings to enforce its rights or interests under or in respect of any Loan Document; (ii) exercise any right of set-off, counterclaim or other claim it may have against the Company, any of its subsidiaries or any other Person with respect to the Obligations; (iii) exercise any rights under or with respect to (A) guaranties of the Obligations, or (B) any Collateral, including causing or compelling the pledge or delivery of any Collateral, any attachment of, levy upon, execution against, foreclosure upon or the taking of other action against or institution of other proceedings with respect to any Collateral, notifying any account debtors of the Company and/or its subsidiaries or asserting any claim or interest in any insurance with respect to any Collateral; or (iv) commence, or cause to be commenced, or join with any creditor in commencing, any Proceeding. Notwithstanding anything to the contrary set forth herein, nothing in this paragraph (d) shall limit the rights of holders of Subordinated Obligations to file lawsuits or any proof of claim in any Proceeding solely to prevent the running of any applicable statute of limitations or other similar restriction on claims, but in each case only to the extent reasonably necessary to prevent such running, or from joining in any judicial proceeding or action (including a Proceeding) after it has commenced.

      (e) Subrogation to Rights of Holders of Senior Obligations. After all Senior Obligations are indefeasibly paid in full in cash and until all the Subordinated Obligations are indefeasibly paid in full in cash, the holders of the Subordinated Obligations shall be subrogated to the rights of the holders of the Senior Obligations to receive payments and distributions applicable to the Senior Obligations.

      (f) Obligations of the Company Unconditional. The provisions of this Section 4 are and are intended solely for the purpose of defining the relative rights of the holders of the Subordinated Obligations on the one hand and the holders of Senior Obligations on the other hand. Nothing contained in this Section 4 is intended to or shall (i) impair, as among the Company, its creditors other than holders of Senior Obligations and the holders of the Subordinated Obligations, the obligation of the Company, which is absolute and unconditional, to pay the Subordinated Obligations to the holders thereof as and when the same shall become due and payable in accordance with their terms and the terms of the Loan Documents; or (ii) affect the relative rights against Company of the holders of the Subordinated Obligations and the creditors of Company other than the holders of Senior Obligations.

        No Effect on Conversion In the Second Closing. Nothing in this Section 4 shall affect any Lenders' obligation to convert the Advances into shares of Series D Convertible Preferred Stock and Warrants in the Second Closing (as defined in the Securities Purchase Agreement).
      Certain Agreements of the Lenders.
        Limitations on Exercise of Remedies. No Lender shall take any Enforcement Action except upon at least fifteen (15) days' prior written notice thereof to each of the Purchasers.
        Notices. Each Lender shall promptly furnish to each Purchaser copies of any material notices, demands or other communications to or from the Company under any Loan Document to which such Lender is a party.
        No Amendments or Waivers. No Lender shall, without the prior written consent of the Purchasers: (i) make or consent to any material amendments in the terms and conditions of the Advances, or in the terms of the note or notes evidencing the Advances, or in any security agreement or instrument securing the Advances; (ii) waive or release any claim against the Company, or any guarantor of the Advances; or (iii) make or consent to any release, substitution or exchange of Collateral.
      Indemnification.

      The Company shall, unconditionally upon demand, pay or reimburse the Purchasers for, and indemnify and save the Purchasers, and their respective affiliates, officers, directors, employees, agents, attorneys, shareholders, partners and consultants (collectively, "Indemnitees") harmless against, any and all liabilities, losses, costs, expenses, claims and/or charges (including without limitation fees and disbursements of legal counsel) imposed on, incurred by or asserted against such Indemnitees (whether direct, indirect or consequential and whether based on any federal, state, or local laws and regulations, under common law or at equity, or on contract, tort or otherwise) and arising out of, relating to or connected with:

        The Loan Documents, or any act, event or transaction or alleged act, event or transaction relating or attendant thereto; and
        Any use made or proposed to be made by the Company or any of its subsidiaries of all or any portion of the Advances.
      Miscellaneous.
        Amendments to this Agreement. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom by any Purchaser shall in any event be effective unless the same shall be in writing and signed by the Required Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall adversely affect the rights and obligations of any Purchaser hereunder without such Purchaser's prior written consent unless all of the Purchasers are similarly adversely affected by such amendment, waiver or consent.
        Assignment. The Lenders' rights in the Collateral and in respect of their Obligations may be assigned by them at their sole discretion, subject to the terms and conditions of the Loan Documents. Any transferee or assignee, as a condition to acquiring such rights in the Collateral or interest in the Obligations, shall agree to be bound hereby.
        Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent or delivered at or to the address or facsimile number of the respective party or parties set forth on the signature pages hereof, or at or to such other address or facsimile number as such party or parties shall have designated by ten days' advance written notice to the other party or parties. All such notices and communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States), postage prepaid; and (iii) if sent by facsimile, when sent.
        No Waiver. No failure on the part of any Purchaser to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.
        Costs and Expenses. Except as expressly provided herein, each of the parties shall absorb its own costs and expenses (including fees and disbursements of counsel) in connection with the negotiation, preparation, execution and performance of this Agreement.
        Obligations Several. The obligations of the Lenders and Purchasers hereunder are several. No Lender or Purchaser shall be responsible for the obligations of, or any action taken or omitted by, any other Person hereunder.
        Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.
        Effectiveness. This Agreement shall become effective on the date on which each of the parties hereto shall have signed a copy hereof, and thereafter shall be binding upon, inure to the benefit of and be enforceable by each Purchaser and their respective successors and assigns.
        Governing Law. This agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.
        Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters set forth herein and supersedes any prior agreements, commitments, discussions and understandings, oral or written, with respect thereto.
        Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.
        Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
        Interpretation. This Agreement is the result of negotiations among and has been reviewed by counsel to the parties, and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against any party merely because of such party's involvement in the preparation hereof.
        Termination. Upon conversion of the Advances into shares of Series D Convertible Preferred Stock and Warrants in the Second Closing (as defined in the Securities Purchase Agreement), this Agreement shall automatically terminate and shall be of no further force or effect, except for Section 6 above, which shall survive any termination of this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

COMPANY:

LifePoint, Inc.

By:

Name: Linda Masterson

Title: Chairman, President and CEO

Address:

1205 South Dupont Street

Ontario, California 91761

Attn: President or CEO Facsimile No.: 909-418-3003

PURCHASERS:

[Names of Purchasers]

By:

Name: ________________________

Title: _________________________

Address: _______________________

_______________________________

_______________________________ Attn: _________________________

Telephone: ______________________

Facsimile No.: ___________________

E-mail: _________________________

[Signatures continued on next page.]

LENDERS:

Jonathan Pallin, in his capacity

as an individual

Address: _______________________

_______________________________

_______________________________ Attn: _________________________

Telephone: ______________________

Facsimile No.: ___________________

E-mail: _________________________

General Conference Corporation of

Seventh-Day Adventists

By:

Name: Roy E. Ryan

Title: Associate Treasurer

Address:

12501 Old Columbia Pike

Silver Spring, MD 20904

Attn:

Telephone: ______________________

Facsimile No.: ___________________

E-mail: _________________________

SCHEDULE 1

Lender Amount

Mr. Pallin $ 618,785

GCC $1,381,215

Total $2,000,000

EXHIBIT A

FORM OF

ASSIGNMENT AGREEMENT

This Assignment Agreement (the "Assignment") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of the Lender] (the "Assignor") and [Insert name of the Purchaser] (collectively, the "Assignee"). The Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

Pursuant to the Call Option and Subordination Agreement, dated as of July ___, 2003, by and among LifePoint, Inc. (the "Company"), the purchasers of shares of the Company's Series D Convertible Preferred Stock party thereto, General Conference Corporation of Seventh-Day Adventists and Jonathan Pallin, (the "Agreement"), the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and accepts from the Assignor, subject to and in accordance with the Terms and Conditions, all of the Assignor's rights (but none of its obligations) under the [Insert name of Loan Document] (the "Loan Agreement") and any other documents or instruments delivered pursuant thereto in respect of a portion of each of its outstanding advances under the Loan Agreement in an aggregate principal sum equal to $[Insert amount of Assigned Interest], including, without limitation, any such rights in and to all collateral therefor (the "Assigned Interest"). Upon the execution and delivery of this Assignment, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment, have the rights (but none of the obligations) of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights under the Loan Agreement.

Effective Date: _____________ __, 20__

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:__________________________

Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:__________________________

Title:

ANNEX 1

TERMS AND CONDITIONS FOR

ASSIGNMENT AGREEMENT

    Representations and Warranties. Each of the Assignor and the Assignee represents and warrants to the other party hereto that it has full power and authority to enter into this Assignment and to perform its obligations hereunder in accordance with the provisions hereof, that this Assignment has been duly authorized, executed and delivered by such party and that this Assignment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity. The Assignor further represents and warrants that each of the representations and warranties of the Assignor contained in the Agreement is true and correct at and as of the date hereof as if restated in full on the date hereof.

    Further Assurances. Each of the Assignor and the Assignee hereby agrees from time to time, upon request of the other party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Assignment.

    General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the law of the State of Delaware.